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AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 25, 2011 TO THE CURRENT PROSPECTUS FOR MEMBERS RETIREMENT PROGRAM

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This Supplement updates certain information in the most recent prospectus you received and in any supplements to that prospectus (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes described below.


CHANGES TO PORTFOLIOS OF EQ ADVISORS TRUST

PORTFOLIO SUB-ADVISER CHANGE

Effective on or about August 1, 2011, Bridgeway Capital Management, Inc. will no longer serve as a Sub-Adviser to the EQ/Calvert Socially Responsible Portfolio. Calvert Investment Management Inc. will continue to be its Sub-Adviser and AXA Equitable Funds Management Group, LLC will continue to be its Investment Manager. For more information about this Portfolio, see "The Investment Trusts" in the Prospectus.













   COPYRIGHT 2011 AXA EQUITABLE LIFE INSURANCE COMPANY. ALL RIGHTS RESERVED.

                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234



MRP NB/IF (SAR)                                                         x03639